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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)              AUGUST 10, 2000


                         HERITAGE PROPANE PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)

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
          DELAWARE                          1-11727                   73-1493906
(State or other jurisdiction of     (Commission file number)      (I.R.S. Employer
incorporation or organization)                                    Identification No.)
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            8801 SOUTH YALE AVENUE, SUITE 310, TULSA, OKLAHOMA 74137
              (Address of principal executive offices and zip code)

                                 (918) 492-7272
              (Registrant's telephone number, including area code)


         This Form 8-K/A amends the Form 8-K of Heritage Propane Partners, L.P. dated August 23, 2000 and filed with the Securities and Exchange Commission on August 23, 2000. That Form 8-K reported under Item 2 the acquisition of assets from U.S. Propane, L.P. This report provides the financial statements and the pro forma financial information as required under Item 7. This Form 8-K/A also amends the Date of Report (Date of earliest event reported) to be August 10, 2000.




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ITEM 7.  Financial Statements and Exhibits.

         (a)      Financial Statements of businesses acquired:

         The audited balance sheets of Peoples Gas Company as of as of December 31, 1999 and 1998 and the related statements of operations and retained earnings and cash flows for each of the three years in the period ended December 31, 1999 and the unaudited interim balance sheet as of June 30, 2000 and the related statements of operations and retained earnings and cash flows for the six months ended June 30, 2000 and 1999. The audited balance sheets of United Cities Propane Gas, Inc. as of September 30, 1999 and 1998, and the related statements of operations and retained earnings and cash flows for each of the three years in the period ended September 30, 1999 and the unaudited interim balance sheet as of June 30, 2000 and the related statements of operations and retained earnings and cash flows for the nine months ended June 30, 2000 and 1999. The audited balance sheets of AGL Propane, Inc. as of September 30, 1999 and 1998, and the related statements of income, stockholder's equity and cash flows for each of the three years in the period ended September 30, 1999 and the unaudited interim balance sheet as of June 30, 2000 and the related statements of income and cash flows for the nine months ended June 30, 2000 and 1999. The audited balance sheets of Piedmont Propane Company as of October 31, 1999 and 1998, and the related statements of income and retained earnings and cash flows for each of the three years in the period ended October 31, 1999 and the unaudited interim balance sheet as of July 31, 2000 and the related statements of income and retained earnings and cash flows for the nine months ended July 31, 2000 and 1999.

         The above financial statements together with the report of their respective auditors are filed as Exhibit 99.2 to this Current Report.

         (b)      Pro forma financial information:

         The unaudited pro forma condensed combined financial statements of Heritage Propane Partners, L.P. and U.S. Propane as of June 30, 2000, for the six months ended June 30, 2000 and for the year ended December 31, 1999, are filed as Exhibit 99.3 to this Current Report.

         (c)      Exhibits:

         The following Exhibits are filed herewith:

         Exhibit
         Number            Description

         99.2 The audited balance sheets of Peoples Gas Company as of December 31, 1999 and 1998 and the related statements of operations and retained earnings and cash flows for each of the three years in the period ended December 31, 1999 and the unaudited interim balance sheet as of June 30, 2000 and the related statements of operations and retained earnings and cash flows for the six months ended June 30, 2000 and 1999.

                           The audited balance sheets of United Cities Propane Gas, Inc. as of September 30, 1999 and 1998, and the related statements of operations and retained earnings and cash flows for each of the three years in the period ended September 30, 1999 and the unaudited interim balance sheet as of June 30, 2000 and the related statements of operations and retained earnings and cash flows for the nine months ended June 30, 2000 and 1999.

                           The audited balance sheets of AGL Propane, Inc. as of September 30, 1999 and 1998, and the related statements of income, stockholder's equity and cash flows for each of the three years in the period ended September 30, 1999 and the unaudited interim balance sheet as of June 30, 2000 and the related statements of income and cash flows for the nine months ended June 30, 2000 and 1999.


                           The audited balance sheets of Piedmont Propane Company as of October 31, 1999 and 1998, and the related statements of income and retained earnings and cash flows for each of the three years in the period ended October 31, 1999 and the unaudited interim balance sheet as of July 31, 2000 and the related statements of income and retained earnings and cash flows for the nine months ended July 31, 2000 and 1999.



         99.3 The unaudited pro forma condensed combined financial statements of Heritage Propane Partners, L.P. and U.S. Propane as of June 30, 2000, for the six months ended June 30, 2000 and the year ended December 31, 1999.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

         DATED:  October 24, 2000
                                      HERITAGE PROPANE PARTNERS, L.P.

                                      By: Heritage Holdings, Inc.
                                            (General Partner)

                                      By: /s/ H. Michael Krimbill
                                          ---------------------------------
                                          H. Michael Krimbill
                                          President and Chief Executive Officer


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                                INDEX TO EXHIBITS

         The exhibits listed on the following Exhibit Index are filed as part of this Report. Exhibits required by Item 601 of Regulation S-K, but which are not listed below, are not applicable.

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
         Exhibit
         Number            Description
         ------            -----------
          99.2             The audited balance sheets of Peoples Gas Company as
                           of December 31, 1999 and 1998 and the related statements of operations and retained earnings and cash flows for each of the three years in the period ended December 31, 1999 and the unaudited interim balance sheet as of June 30, 2000 and the related statements of operations and retained earnings and cash flows for the six months ended June 30, 2000 and 1999.

                           The audited balance sheets of United Cities Propane Gas, Inc. as of September 30, 1999 and 1998, and the related statements of operations and retained earnings and cash flows for each of the three years in the period ended September 30, 1999 and the unaudited interim balance sheet as of June 30, 2000 and the related statements of operations and retained earnings and cash flows for the nine months ended June 30, 2000 and 1999.

                           The audited balance sheets of AGL Propane, Inc. as of September 30, 1999 and 1998, and the related statements of income, stockholder's equity and cash flows for each of the three years in the period ended September 30, 1999 and the unaudited interim balance sheet as of June 30, 2000 and the related statements of income and cash flows for the nine months ended June 30, 2000 and 1999.

                           The audited balance sheets of Piedmont Propane Company as of October 31, 1999 and 1998, and the related statements of income and retained earnings and cash flows for each of the three years in the period ended October 31, 1999 and the unaudited interim balance sheet as of July 31, 2000 and the related statements of income and retained earnings and cash flows for the nine months ended July 31, 2000 and 1999.

         99.3 The unaudited pro forma condensed combined financial statements of Heritage Propane Partners, L.P. and U.S. Propane as of June 30, 2000, for the six months ended June 30, 2000 and the year ended December 31, 1999.
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